Supplement dated October 10, 2025
to the following updating summary prospectus(es):
BOA IV dated May 1, 2025
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
The following changes are made to the prospectus:
Effective October 24, 2025, the Nationwide Variable Insurance Trust – NVIT International Equity Fund: Class I will reopen and will be made available to all contract owners.
USP-0128